UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A(AMENDED)
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑  Definitive Proxy Statement
☐  Definitive Additional Materials
☐  Soliciting Material Pursuant to Section 240.14a-12

SEVEN ARTS ENTERTAINMENT INC.
(Name of Registrant as Specified in Charter)

Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑  No fee required.
☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:N/A

2)	Aggregate number of securities to which transaction applies:N/A

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

4)	Proposed maximum aggregate value of transaction:N/A

5)	Total fee paid:N/A

☐    Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid: N/A

2)	Form, Schedule or Registration Statement No.: N/A

3)	Filing Party: N/A

4)	Date Filed:N/A

SEVEN ARTS ENTERTAINMENT INC.
_____________________________

AMENDED NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MARCH 27, 2012
_____________________________

To the Stockholders of Seven Arts Entertainment Inc.:

 Further to the notice sent previously that the annual meeting of the stockholders of Seven Arts Entertainment Inc. (“Company”) will be held on March 27, 2012 at 9:00 a.m., local time, at Company’s principal offices at 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, please note the amendments to resolutions 4. and 5. A revised proxy form is attached to this letter.

Notice is hereby given that the annual meeting of the stockholders of Seven Arts Entertainment Inc. (“Company”) will be held on March 27, 2012 at 9:00 a.m., local time, at Company’s principal offices at 8439 Sunset Boulevard, Suite 402, West Hollywood, CA 90069, for the following purposes:

1.
Election of Directors.  To elect seven directors, one of which will serve until the 2013 annual meeting of stockholders, three of which will serve until the 2014 annual meeting of stockholders, and three of which will serve until the 2015 annual meeting of stockholders.

2.	Ratification of Auditors. To ratify the appointment of The Hall Group, CPAs, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2012.

3.
Amendment to Articles.  To approve an amendment to our Amended Articles of Incorporation to increase the number of shares of capital stock authorized for issuance from 50,000,000 shares to 250,000,000 shares.

4.
Potential Reverse Split of Shares.  To authorize the Board of Directors to implement a reverse split of the Company’s shares of common stock in a ratio of between 1:3 to 1:10 as determined by the Board of Directors.

5.
Authorize the Potential Issuance of Up To 25,000,000 Shares of Common Stock Below the Greater of a Share of Common Stock’s Book Value or Market Value at Time of Issuance.   To authorize the Board of Directors to issue up to 25,000,000 shares of Common Stock below the greater of each share’s book value or market value on the date of issuance.

6.	2012 Stock Incentive Plan. To approve the Company’s 2012 Stock Incentive Plan, as adopted by the Board of Directors.

7.	Other Business. To transact such other business as may properly come before the annual meeting of stockholders or any adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this Notice.

Our board of directors has fixed the close of business on March 2, 2012 as the record date for determining the stockholders entitled to notice of and to vote at this annual meeting of stockholders and at any adjournment thereof.

We have decided to take advantage of the rules of the Securities and Exchange Commission that allow issuers to furnish proxy materials to their stockholders on the Internet.  We believe that the rules will allow us to provide our stockholders with the information they need, while lowering the costs of delivery.  Whether or not you expect to attend the annual meeting of stockholders in person, it is important that your shares are represented.  Please vote as soon as possible.

By Order of the Board,

/s/ Peter M. Hoffman

Peter M. Hoffman

Chief Executive Officer

Los Angeles, California

March 14, 2012

PROXY	PROXY
(AMENDED)	(AMENDED)

SEVEN ARTS ENTERTAINMENT INC.

Annual Meeting of Stockholders

March 27, 2012

9:00 a.m. local time

Seven Arts Entertainment Inc.

8439 Sunset Blvd., Suite 402

West Hollywood, CA 90069

The undersigned hereby appoints Peter Hoffman and Elaine New, and each of them, as Proxies of the undersigned with full power of substitution, and hereby authorizes them to represent and to vote all the shares of common stock of Seven Arts Entertainment Inc. held of record by the undersigned on March 2, 2012 at the Annual Meeting of Stockholders of Seven Arts Entertainment Inc. to be held March 27, 2012, or at any adjournment of postponement thereof.

IF YOU ARE NOT VOTING BY INTERNET, COMPLETE THIS PROXY CARD, SIGN, DATE, DETACH AND

RETURN IN THE ENCLOSED ENVELOPE.

OR FAX: +1 801 277 3147

OR EMAIL TO: Julie@interwesttc.com

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held March 27, 2012.  The Proxy Statement and our 2011 Annual
Report to Stockholders are available at: www.Shareholdermaterial.com/SAPX.

PLEASE MARK VOTES AS IN THIS EXAMPLE:	☒

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR Proposal Nos. 1, 2, 3, 4 and 5. This Proxy, when properly executed, will be voted as specified below. This Proxy will be voted FOR Proposal Nos. 1, 2, 3, 4 and 5 if no specification is made.

☐ I/We do plan to attend the 2012 Annual Meeting of Stockholders.	1.	Election of Directors	FOR	WITHHOLD
		01 Peter Hoffman	☐	☐
		02 Elaine New	☐	☐
		03 Katrin Hoffman	☐	☐
		04 Hubert Gibbs	☐	☐
		05 Daniel Reardon	☐	☐
		06 Tony Hickox 07 Robert Kaiser	☐ ☐	☐ ☐
			FOR	AGAINST	ABSTAIN
	2.	Ratification of Independent Registered Public Accounting Firm. Ratification of the selection of Hall & Co. as the independent registered public accounting firm for the Company for 2011.	☐	☐	☐

3.
Approval of Amendment To Articles. To approve an amendment to our amended articles of incorporation to increase the number of shares of capital stock authorized for issuance from 49,750,000 shares to 250,000,000 shares.
			☐	☐	☐

	4.	Amortization of Board To Implement A Reverse Split. To authorize the Board of Directors to implement a reverse split of the Company’s common stock in a ratio between 1:3 to 1:10.	☐	☐	☐

5.
Authorize the Potential Issuance of Up to 25,000,000 Shares of Common Stock Below the Greater of a Share of Common Stock’s Book Value Or Market Value a Time of Issuance.  To authorize the Board of Directors to authorize the issuance of up to 25,000,000 shares of common stock below the greater of each share’s book value or market value on the date of issuance.
			☐	☐	☐

	6.	Approval of 2012 Performance And Equity Incentive Plan. To approve the 2012 Performance and Equity Incentive Plan as adopted by the Board of Directors.	☐	☐	☐

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

SIGNATURE	DATE	SIGNATURE	DATE

Please sign exactly as your name(s) is (are) shown on the share certificate to which the proxy applies. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲  PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED.  ▲